FORWARD FUNDS, INC.

                        The Global Asset Allocation Fund
                              The U.S. Equity Fund
                              The Global Bond Fund
                          The International Equity Fund
                         The Real Estate Investment Fund
                      The Small Capitalization Equity Fund
                       Supplement dated December 10, 1999
                   to the Statement of Additional Information
                                dated May 3, 1999

This supplement supersedes and replaces any existing supplements to the Statement of Additional Information. This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information.

The following information replaces and supplements similar information found under the heading "Distributor" in the "Management of the Funds" section beginning on page 2:

As of December 1, 1999, shares of Forward Funds, Inc. (the "Company") are distributed by Provident Distributors, Inc. (the "Distributor"), which is not a bank affiliate. Prior to such date First Data Distributors, Inc. acted as the distributor of the Company's shares.

The Distributor, Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, and the Company are parties to a distribution agreement (the "Distribution Agreement").

The following information replaces and supplements similar information found under the heading "Administrator and Transfer Agent " in the "Management of the Funds" section beginning on page 2:

Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), administrator and transfer agent to the Company, became a majority-owned subsidiary of PNC Bank Corp. As a result of the transaction, Investor Services Group is now known as PFPC Inc. ("PFPC").

The following information replaces and supplements similar information found under the heading "Investment Advisers" in the "Management of the Funds" section beginning on page 2 regarding the change in control of the Adviser to the Global Bond Fund:

Pacific Investment Management Company ("PIMCO") serves as investment adviser to the Global Bond Fund (the "Fund") pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Fund. PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Directors, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the Fund.

PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"), a Delaware limited partnership. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance
Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed by the end of the first quarter of 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers". Once the Allianz transaction is consummated, absent a U.S. Securities And Exchange Commission exemption or other relief, the Fund would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

The other Funds of the Company for which PIMCO (or an affiliate) does not serve as investment adviser would not, in general, be subject to these same restrictions post-closing.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, including the approval of the Board of Directors of the Company and the approval of the shareholders of the Fund, and other conditions customary to transactions of this kind.

This Statement of Additional Information will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

FF-1299-01